                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                            Biospherics Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
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     (4) Date Filed:

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

Biospherics-Registered Trademark- Incorporated


                                                        12051 Indian Creek Court
                                                      Beltsville, Maryland 20705


                    Notice of Annual Meeting of Stockholders
                           to be held on May 15, 1998
                               and Proxy Statement

       The Annual Meeting of Stockholders of Biospherics(R) Incorporated (the "Company") will be held at the Company's headquarters, 12051 Indian Creek Court, Beltsville, Maryland 20705, on May 15, 1998, at 2:00 p.m., Eastern Daylight Time.

       The items of business are:

         (1) Election of nine (9) Directors to serve until new Directors are elected at the next Annual Meeting or, should any resign after election or become incapable of serving, until the respective successors are duly appointed for the remainder of the year.

         (2) Consideration of a proposal to approve the Biospherics Incorporated 1997 Stock Option Plan.

         (3) Ratification of the appointment of the independent accountants.

         (4) Transaction of other business that may properly come before the Meeting.

       These items are more fully described in the following pages, which are hereby made part of this Notice.

       The Company's Proxy Statement, Proxy Card, and Annual Report on Form 10-KSB for 1997 accompany this Notice.

       Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on March 16, 1998, as the Record Date for determination of Stockholders entitled to Notice and to vote at the Annual Meeting and any adjournment thereof. Only Common Stockholders of record on the date so fixed are entitled to vote.

                       BY ORDER OF THE BOARD OF DIRECTORS
                       M. Karen Levin, Corporate Secretary

PLEASE EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING AND VOTE PERSONALLY, YOUR PROXY WILL AUTOMATICALLY BE REVOKED AT THAT TIME.

                Biospherics-Registered Trademark- Incorporated


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 15, 1998

       This Proxy Statement is being mailed on or about April 10, 1998, with the solicitation of proxies in the accompanying form by the Board of Directors of Biospherics(R) Incorporated, a Delaware corporation. The Annual Meeting of its Stockholders will be held May 15, 1998, at 2:00 p.m. E.D.T., at the Company's headquarters, 12051 Indian Creek Court, Beltsville, Maryland 20705. The cost of solicitation of Proxies will be borne by the Company. The Company will reimburse brokers, banks, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending Company-supplied Proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit Proxies personally or by telegraph or telephone without additional compensation.

       All shares represented by Proxy will be voted at the Meeting in accordance with the choices specified on the Proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the Proxies will be voted for the election of Directors, for approval of the Biospherics Incorporated 1997 Stock Option Plan and for ratification of the appointment of independent accountants. A Stockholder giving a Proxy will have the power to revoke it at any time before it is exercised. A Proxy will be revoked automatically if the Stockholder who executed it is present at the Meeting and elects to vote in person.

       Each Stockholder will be entitled to one vote for each share of Common Stock $.005 par value per share ("Common Stock") held by the Stockholder at the close of business on March 16, 1998. At that time, there were 8,788,584 shares of Common Stock outstanding.

       In accordance with the laws of the State of Delaware and the Company's Certificate of Incorporation and By-Laws, a majority of the outstanding shares of Common Stock will constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

       In accordance with the laws of the State of Delaware and the Company's Certificate of Incorporation and By-Laws: (i) for the election of Directors, which require a plurality of the votes cast, only Proxies and ballots indicating votes "FOR all Nominees," "WITHHELD from all Nominees," or specifying that votes be withheld for one or more designated Nominees are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the Common Stock of the Company present in person or by Proxy and entitled to vote, only Proxies and ballots indicating votes "FOR," "AGAINST," or "ABSTAIN" on the proposal or providing the designated Proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of Shares present and entitled to vote, and broker non-votes are not counted.

       It is anticipated that the Directors and Officers will vote their shares of Common Stock in favor of the Nominees for election to the Board of Directors listed herein, for approval of the Biospherics Incorporated 1997 Stock Option Plan, and for ratification of the appointment of independent accountants listed herein.

                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

       Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Stockholders or, upon resignation or inability to serve, until their respective successors are duly appointed for the remainder of the year. The Bylaws of the Company authorize up to eleven (11) Directors. However, the Nominating Committee believes it is not presently necessary nor cost effective to fill all Board vacancies. Unless otherwise instructed, the persons named in the accompanying Proxy intend to vote the Shares represented by the Proxy FOR the election of the nine (9) Nominees listed below. Although it is not contemplated that any Nominee will decline or be unable to serve as a Director, in such event, Proxies will be voted by the Proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Election of a Board of Directors requires a plurality of the votes cast at the Meeting.

                Biospherics-Registered Trademark- Incorporated

       The following table sets forth certain information about the Nominees for Directors as of March 16, 1998.

                   Nominees for Election to Board of Directors

                                                                                                            Director
Name                           Age                                  Position                                  Since

------------------------   ------------   --------------------------------------------------------------   ------------
Gilbert V. Levin               73         Chairman of the Board, CEO, President, and Treasurer                1967
Lionel V. Baldwin              65         Director                                                            1976
David A. Blake                 56         Director                                                            1995
Jeffrey W. Church              41         Director and Executive Vice President and CFO                         -
A. Bruce Cleveland             54         Director                                                            1987
Rita R. Colwell                63         Director                                                            1996
George S. Jenkins              75         Director                                                            1984
M. Karen Levin                 78         Director and Vice President for Communications                      1968
Anne S. MacLeod                67         Director                                                            1992


       Dr. Levin founded the Company in 1967 and has been Chairman of the Board and President since incorporation. He previously served in the public health departments of Maryland, California, and the District of Columbia and as a research scientist and corporate official. Among his inventions are noncaloric sweeteners; the PhoStrip(R) process for removing phosphorus from wastewater; and the Labeled Release life detection experiment that landed on Mars in 1976 aboard NASA's Viking Mission. He holds a Ph.D. from The Johns Hopkins University, where he also served on its Board of Trustees.

         Dr. Baldwin is President of the National Technological University, Fort Collins, Colorado. Formerly, Dr. Baldwin was Dean of the College of Engineering at Colorado State University, where he also coordinated research programs with emphasis on environmental areas. He holds a Ph.D. from Case Institute of Technology.

       Dr. Blake is the Associate Director of the Health Science Center and Vice President for Academic Health Affairs, Emory University. Formerly, he served as Senior Vice President for Biomedical Research, Association of American Medical Colleges, and as Senior Associate Dean of The Johns Hopkins University School of Medicine. He has also held the posts of Associate Dean for Research, Director of Research Administration and Associate Professor of Pharmacology and Molecular Sciences in his 24 years at Johns Hopkins. Prior to that, he was Chairman of the Department of Pharmacology and Toxicology at the University of Maryland School of Pharmacy. He holds a Ph.D. from the University of Maryland School of Medicine.

         Mr. Church joined the Company in 1997 as Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Church spent eleven years with Meridian Medical Technologies, Inc., formerly Survival Technology, Inc. (a Medical Device Manufacturer) as Senior Vice President and Chief Financial Officer and seven years with the accounting firm of Price Waterhouse LLP. He holds a B.S. in Accounting from the University of Maryland and is a CPA.

         Mr. Cleveland is President and founder of Presidential Savings Bank of Bethesda, Maryland. Mr. Cleveland was also the founder and former Chief Executive Officer of the GIT Investment Funds group of mutual funds and Bankers Finance Investment Management Corporation of Arlington, Virginia. Previously he served as Special Assistant for SBIC Industry Development with the U.S. Small Business Administration and was an investment banker with Drexel Burnham Co. in New York. He is a graduate of Harvard College and received an M.B.A. in finance from Harvard Business School.

         Dr. Colwell is President of the Biotechnology Institute, Director of the Center for Marine Biology, and Vice President for Academic Affairs, all at the University of Maryland where she also serves as Professor of Microbiology. She is also Associate Professor of Biology at Georgetown University. Dr. Colwell was the Chairman of the Board of the American Association for the Advancement of Science for the 1996/97 year, and also served as President of the Association from 1995 to 1996. She holds a Ph.D. from the University of Washington and is a member of Phi Beta Kappa.

                Biospherics-Registered Trademark- Incorporated

         Mr. Jenkins is a land developer, the owner of Locust Grove Farm, and previously was Chairman of Consultation Networks, Inc., a Washington, D.C., environmental expert witness database firm. Mr. Jenkins was President of Greiner Engineering and is a Past Chairman of the Building Research Board of the National Academy of Sciences. He is a member of the Advisory Council of the Whiting School of Engineering of The Johns Hopkins University. Mr. Jenkins serves on the boards of directors for several other privately-owned companies. He holds an M.S. in civil engineering from The Johns Hopkins University.

         Mrs. Levin has been a full-time executive and Director of the Company since 1968. She was a science and medical reporter and writer for the Washington Bureau of Newsweek magazine, then served as writer and public information consultant to the National Institute of Mental Health. She holds a B.A. in English from Vassar College. Mrs. Levin and Dr. Levin are husband and wife.

         Dr. MacLeod is Professor, College of Library and Information Services and former Acting Director of Libraries, University of Maryland, College Park. She is also a specialist in the design of communications for specific audiences, and is an authority on the literature for children and youth. Dr. MacLeod holds a Ph.D. in American history and an M.L.S., both from the University of Maryland.

       In 1997, non-employee Directors as a group were conditionally granted options for 12,000 shares of Common Stock under the new Biospherics Incorporated 1997 Stock Option Plan, which is subject to final approval by the Company's Stockholders. The options have an exercise price of $6.1875 per share and expire on November 20, 2002. Each Director was paid an annual retainer of $2,000 and fees of $750 for each Meeting of the Board and each Committee Meeting they attended. Employee Directors are not paid for their services as Directors.

       Mr. Cleveland serves as a Director of Government Investors Trust, GIT Tax-Free Trust, GIT Income Trust, and GIT Equity trust, all publicly-held registered investment companies. No other Director serves as a Director of a publicly-held company. There is not and has not been for the previous two fiscal years any relationship between the Company and any public company in which any Director has a 1% or greater interest.

             Board Of Directors and Committee Meetings in Board Year

       The Company's Board of Directors held four Regular Meetings from May 15, 1997, to February 1998, which were attended by all members. There were four (4) special meetings during the year. The Board of Directors has seven Committees:
Executive; Compensation; Audit; Pension; Technical; Nominating; and Search.

         The Executive Committee may act on behalf of the Board of Directors on matters requiring action in the interim between meetings of the full Board. In 1997-1998, its members are Gilbert V. Levin, Chair; A. Bruce Cleveland; George
S. Jenkins; Anne S. MacLeod; and Richard C. Levin (staff). There were two (2) meetings, attended by a quorum of the members.

       The Compensation Committee recommends various incentives for key employees to encourage and reward increased financial performance, productivity and innovation. Its members are Lionel V. Baldwin, Chair; David A. Blake; and Anne S. MacLeod. There were two (2) meetings, attended by all members.

         The Audit Committee members are A. Bruce Cleveland, Chair, and George
S. Jenkins. The Committee has authority to review the financial records of the Company, deal with its independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of the Company's business. There were two (2) meetings, attended by both members.

         The Biospherics Retirement Plan Administration ("Pension") Committee oversees the management of the Company's Retirement Plan. Its members are David
A. Blake, Chair; Rita R. Colwell; M. Karen Levin; and Richard C. Levin (staff). Two (2) meetings were held, attended by all members.

         The Technical Committee advises the Company on the direction of technology development. The Technical Committee consists of David A. Blake, Chair; Rita R. Colwell; and Gilbert V. Levin. No meetings were held.

         The Nominating Committee nominates the proposed Board for election by the Stockholders. Its members are Gilbert V. Levin and M. Karen Levin, who held one (1) meeting.

                Biospherics-Registered Trademark- Incorporated

         The Search Committee advises the Company on recruitment of management personnel. The Search Committee members are Lionel V. Baldwin, Chair; Anne S. MacLeod; and A. Bruce Cleveland, who held three (3) meetings, attended by all members.

         Security Ownership Of Certain Beneficial Owners And Management

       The following table sets forth the shares of Common Stock beneficially owned by all Officers and Directors as a group as of March 16, 1998. Except for Gilbert V. Levin, Chairman of the Board, CEO and President, M. Karen Levin, Vice President for Communications, and RGC International Investors LDC ("RGC"), c/o Rose Glen Capital Management, L.P., 251 St. Asaphs Road, Suite 200, 3 Bala Plaza East, Bala Cynwyd, Pennsylvania 19004, no person is known by the Company to own beneficially more than 5% of the outstanding Common Stock. The ownership of Dr. and Mrs. Levin is detailed below. As of March 16, 1998, RGC owned 750,000 shares of Common Stock (representing 8.5% of the issued and outstanding shares) and held warrants to acquire up to an additional 750,000 shares of Common Stock, exercisable at prices of $4.00 and $4.50 per share. The warrants provide, however, that the ownership of RGC and its affiliates will not exceed 9.9% of the outstanding shares of Common Stock of the Company.

         Beneficial Ownership of Common Stock by Officers and Directors


                                                               Amount and Nature          Percent
          Title of Class      Name of Beneficial Owner           of Ownership             Of Class
         -----------------   --------------------------       --------------------        ---------
             Common              Gilbert V. Levin                 1,939,940 (1)(2)          20.7%
             Common              M. Karen Levin                   1,619,566 (2)             17.3%
             Common              Richard C. Levin                    80,796 (2)               *
             Common              Lionel V. Baldwin                   19,818 (2)               *
             Common              George S. Jenkins                   17,000 (2)               *
             Common              A. Bruce Cleveland                  15,400 (2)               *
             Common              Anne S. MacLeod                     12,900 (2)               *
             Common              David A. Blake                       8,000 (2)               *
             Common              Rita R. Colwell                      5,000 (2)               *
             Common              Raul Vera                            1,378 (2)               *
             Common              Jeffrey W. Church                        - (2)               *
             Common              All Officers and
                                 Directors as a Group             3,719,798 (2)             39.6%


       * Less than 1% of the outstanding shares of Common Stock of the Company.

       (1)  Includes 1,600 shares held jointly with M. Karen Levin.

       (2) Included in the number of shares beneficially owned by G. V. Levin, M. K. Levin, R. C. Levin, L. V. Baldwin , G. S. Jenkins, A. B. Cleveland, A. S. MacLeod, D. A. Blake, R. R. Colwell, R. Vera, J. W. Church, and All Officers and Directors as a Group are 335,000, 80,000, 80,000, 8,000, 15,000, 14,400,
            12,400, 8,000, 4,000, 1,250, 0, and 558,050 shares,
            respectively, which such persons have a right to acquire within 60 days pursuant to stock options.

       As of March 16, 1998, Gilbert V. Levin, Chairman of the Board, Chief Executive Officer, and President and M. Karen Levin, Vice President for Communications, 3180 Harness Creek Rd., Annapolis, Maryland, beneficially owned in the aggregate 3,559,506 shares of Common Stock (38% of the 9,383,709(1) outstanding shares).

------------------------
(1) Includes 595,125 shares which could be acquired pursuant to stock options within 60 days.

                Biospherics-Registered Trademark- Incorporated

Dr. Gilbert V. Levin and Mrs. M. Karen Levin are husband and wife. As principal Stockholders of the Company, they are considered control persons with respect to the Company.

       All Directors and Officers as a group, as beneficial owners of 3,719,798 shares of Common Stock, owned 39.6% of the outstanding shares(2). With the exception of RGC and Cede & Co., the holder of record for certain brokerage firms and banks, no other person is known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company.

       In 1978, with Stockholder approval, the Company entered into agreement with Gilbert V. Levin and M. Karen Levin whereby, upon their death, the Company would redeem from their estates the number of Common Shares necessary to pay estate taxes and administrative expenses of the estate. This agreement is funded (at present values) by a life insurance policy on the Levins for which the Company is the beneficiary. Although the number of shares that would be redeemed is indeterminable, such redemption may affect ownership and control of the Company.

                               Executive Officers

       Officers are elected annually by the Board of Directors. The Executive Officers of the Company as of December 31, 1997, are listed in the following table.

                   Executive Officers as of December 31, 1997

Name                                     Age                                   Position
---------------------------         --------------      --------------------------------------------------------
Gilbert V. Levin                         73             Chairman of the Board, CEO, President, and Treasurer
Jeffrey W. Church                        41             Executive Vice President and Chief Financial Officer
M. Karen Levin                           78             Director, Vice President for Communications, and
                                                        Corporate Secretary
Richard C. Levin                         45             Vice President, Planning
Raul Vera                                38             Vice President, Information Technology
Lee Zehner                               50             Vice President, Science Services



       Dr. and Mrs. Levin's experience is discussed above.

       Jeffrey Church joined the Company in 1997 as Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Church spent eleven years with Meridian Medical Technologies, Inc., formerly Survival Technology, Inc. (a Medical Device Manufacturer) as Senior Vice President and Chief Financial Officer and seven years with the accounting firm of Price Waterhouse LLP.

         Richard Levin joined the Company in 1991 as Business Manager. Mr. Levin has held various positions with the Company including Corporate Secretary and Vice President and Chief Operating Officer. In November 1997, Mr. Levin was named Vice President, Planning. Prior to joining Biospherics, he was the General Manager of the Catalyst Research Division of the Mine Safety Appliances Company. Mr. Levin holds a B.S. in business administration from the University of Baltimore and is a C.P.A. in the State of Maryland. Mr. Levin is the nephew of Dr. and Mrs. Levin.

       Raul Vera joined the Company in 1995 as Director of Technology Services and was subsequently promoted to Vice President, Information Technology, in November 1997. Prior to joining the Company, Mr. Vera was the Director of Computer Networks and Operations for SRI International. He was the chief systems manager for major computerized transit industry programs using Oracle, Unix, and Windows 95 technology.

         Dr. Lee Zehner joined the Company in 1985 and helped in the invention and development of the Company's proprietary low calorie sugars and other products. Dr. Zehner retired in January 1998.

------------------------
(2) Includes 595,125 shares which could be acquired pursuant to stock options within 60 days.

                Biospherics-Registered Trademark- Incorporated

                          Executive Compensation Tables

                   Summary of Compensation in Last Fiscal Year

       The following summary of compensation table sets forth the compensation paid by the Company during the year ended December 31, 1997, to Executive Officers earning in excess of $100,000 during the year.



                             Summary of Compensation



                                                                                    LONG-TERM COMPENSATION
                                                                        -----------------------------------------------
                                               ANNUAL COMPENSATION               AWARDS                   PAYOUTS
                                           ---------------------------  ------------------------    -------------------
                                                                OTHER
                                                               ANNUAL                  NO. OF
                                                               COMPEN-  RESTRICTED   SECURITIES       LTIP    ALL OTHER
NAME AND                                               BONUS   SATION      STOCK     UNDERLYING     PAYOUTS    COMPEN-
PRINCIPAL POSITION                   YEAR  SALARY($)   ($)(1)  ($)(2)     AWARDS     OPTIONS (3)      ($)     SATION($)
-----------------------------------  ----  ----------  ------  -------  -----------  -----------    --------  ---------
Gilbert V. Levin...................  1997     198,000    --     7,800     --            15,000(4)     --        4,000
  Chief Executive Officer and        1996     189,673    --     7,800     --            10,000        --        4,497
  President                          1995     181,767    --     7,800     --           145,000        --        3,750

M. Karen Levin.....................  1997     163,359    --     7,800     --            20,000(4)     --        4,000
  Vice President for Communications  1996     156,813    --     7,800     --            10,000        --        2,083
                                     1995     152,474   9,900   7,800     --            15,000        --        1,150

Richard C. Levin...................  1997     104,216    --     7,800     --            30,000(4)     --        2,790
  Vice President, Planning           1996      99,844    --     7,800     --            30,000        --        2,699
                                     1995      96,054    --     7,800     --            15,000        --        2,575

Lee R. Zehner......................  1997      93,479    --    10,925     --            --            --        2,615
  Vice President, Science Services   1996      89,311    --     7,800     --            10,000        --        2,447
                                     1995      87,037    --     7,800     --            14,000        --        2,350

Raul Vera..........................  1997      96,320    --     3,600     --            10,000        --        1,308
  Vice President, Information        1996      83,078    --      --       --             5,000        --          --
  Technology                         1995        --      --      --       --              --          --          --



[OBJECT OMITTED]

(1) Bonuses are based on the financial performance of the Company and are awarded by the Board of Directors.

(2)      Includes compensation expense for automobile allowances.

(3)      Represents the number of options.

(4) Includes options which were conditionally granted on August 8, 1996, subject to the consummation of the agreement with MD Foods. The agreement with MD Foods was subsequently consummated on January 7, 1997. The number of options conditionally granted to G. V. Levin, M. K. Levin, and R. C. Levin was 5,000, 10,000, and 20,000, respectively. The options have an exercise price of $7.00 and expire on January 7, 2002.

                        Option Grants in Last Fiscal Year

       The following option of grants table sets forth the total options granted by the Company during the year ended December 31, 1997, to the Executive Officers earning in excess of $100,000 during the year.

                                  Option Grants


                            Number of       % of Total
                            Securities        Options
                            Underlying        Granted to     Exercise or
                             Options        Employees in      Base Price      Expiration
Name                        Granted(5)       Fiscal Year     per Share ($)       Date
------------------------    -----------     ------------     -------------    -----------

Gilbert V. Levin             10,000           11.4%              6.1875          11/20/02
M. Karen Levin               10,000           11.4%              6.1875          11/20/02
Richard C. Levin             10,000           11.4%              6.1875          11/20/02
Lee R. Zehner                  --               --                 --               --
Raul Vera                    10,000           11.4%              6.1875          11/20/02


(5) Options were conditionally granted in November 1997 under the Biospherics Incorporated 1997 Stock Option Plan (the "1997 Plan"), which is subject to final approval by the Company's Stockholders. A total of 88,000 options were conditionally granted to employees under the 1997 Plan during the year ended December 31, 1997.

       The Biospherics Incorporated Nonqualified Stock Option Plan (the "1987 Plan") was established in May 1987 to provide certain selected key employees having substantial responsibilities for the direction and management of the Company with an additional incentive to promote its success and encourage them to remain in the employ of the Company. The 1987 Plan provided for the issuance of up to 4,400,000 shares of Common Stock. No further awards may be made under the 1987 Plan from and after May 14, 1997. As of December 31, 1997, there were 2,720,750 outstanding options granted to individuals including the above-named Officers, including 591,125 that were exercisable as of such date.

       The Biospherics Incorporated 1997 Stock Option Plan (the "1997 Plan") was approved by the Board of Directors on November 17, 1997, subject to final approval of the Company's Stockholders. The 1997 Plan provides for the grant of incentive stock options and non-qualified stock options to select employees of the Company. The 1997 Plan provides for the issuance for up to 400,000 shares of Common Stock. As described in greater detail below, options for 100,000 shares of Common Stock have been conditionally granted under this plan subject to Stockholders' approval of the 1997 Plan.

      Aggregated Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

       The following aggregated options table sets forth the total options exercised during the year ended December 31, 1997, and fiscal year-end (FYE) 1997 option values for those Executive Officers earning in excess of $100,000 during the year.

                          Aggregated Options Exercises



                                                                  Number of Securities     Value of Unexercised
                                                                 Underlying Unexercised        In-the Money
                                                                     Options at FYE           Options at FYE
                                 No. of
                             Shares Acquired        Value              Exercisable/          Exercisable ($)/
Name                           on Exercise       Realized ($)         Unexercisable          Unexercisable ($)
------------------------     ----------------    ------------     ----------------------    -------------------
Gilbert V. Levin                  40,000           160,000         335,000/1,030,000(1)     1,517,500/1,565,625
M. Karen Levin                      --               --             80,000/1,010,000(1)       386,250/1,499,375
Richard C. Levin                  15,000            49,375             80,000/30,000            485,625/155,000
Lee R. Zehner                     43,472           153,263              6,000/39,500             36,188/170,813
Raul Vera                           --               --                 1,250/13,750               8,906/88,594



(1) On November 18, 1994, Dr. and Mrs. Levin were granted Options for 1,000,000 shares each to purchase Common Stock under the 1987 Plan subject to two additional conditions. The Options are exercisable only in the event that (i) a third party acquires 5% or more of the issued and outstanding Common Stock of the Company and (ii) the Option grants are further subject to approval by the Board of Directors of the Company. The Options were granted not for compensatory purposes but as a means of protecting Shareholder value against unsolicited offers deemed inadequate by the Board of Directors and to help ensure fair and equal treatment of all shareholders.

               Long-Term Incentive Plans - Awards in Last Fiscal Year

       There were no long-term Incentive Plan awards during 1996 or 1997.

       To ensure the availability of their services to the Company after their retirement, Dr. and Mrs. Levin each have entered into a consulting agreement with the Company, under which they will provide the Company post-retirement consulting services of not less than twenty-four (24) days per year for ten (10) years at a daily rate equal to 125% of their respective final average daily rate of salary adjusted in subsequent years for changes in the cost of living. In addition, Dr. and Mrs. Levin and the Company have entered into supplementary retirement plan agreements pursuant to which they will receive retirement compensation based on the difference between seventy percent (70%) of their average annual total compensation, and their social security payments plus assumed returns from investment of their funded pension plans. The supplementary retirement plan is unfunded.

       Effective January 1, 1990, the Company established the Biospherics Incorporated 401(k) Retirement Plan. The Plan is a discretionary defined contribution plan and covers substantially all employees who have attained the age of 21, have completed one year of service, and have worked a minimum of 1,000 hours. The Company matches an amount equal to 50% of the employees' contribution or 2.5% of the employees' eligible compensation, whichever is less.

       PROPOSAL TO APPROVE BIOSPHERICS INCORPORATED 1997 STOCK OPTION PLAN
                           (Item 2 on the Proxy Card)

General

       The Biospherics Incorporated 1997 Stock Option Plan (the "1997 Plan") was adopted by the Board of Directors on November 17, 1997, subject to the approval by the holders of a majority of the Company's Common Stock represented at the annual meeting. The 1997 Plan makes available up to 400,000 shares of Common Stock for awards to select employees of the Company and its subsidiaries in the form of stock options (collectively, "Awards"), all as more fully described below.

       The following description summarizes the material features of the 1997 Plan, a copy of which is attached as Attachment A to this Proxy Statement.

Purpose

       The purpose of the 1997 Plan is to promote the success of the Company and its subsidiaries by providing incentives to select employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The 1997 Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of select employees upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.

Administration

       The 1997 Plan will be administered by the Compensation Committee. The Compensation Committee will have the power to determine the select employees to whom Awards shall be made.

       Each Award under the 1997 Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the "Agreement"). In administering the 1997 Plan, the Compensation Committee will have the express power, subject to the provisions of the 1997 Plan, to determine the terms and conditions upon which Awards may be made and exercised and to determine terms and provisions of each Agreement.

       The members of the Compensation Committee will be indemnified by the Company against the reasonable expenses incurred by them, including attorneys' fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the 1997 Plan.

       Subject to the terms, conditions and limitations of the 1997 Plan, the Compensation Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board of Directors, accept the surrender of outstanding Awards and authorize new Awards in substitution therefor, but may not substitute Awards with lower exercise prices than the surrendered Awards. The Compensation Committee may also modify any outstanding Agreement, provided that no modification may adversely affect the rights or obligations of the recipient without the consent of the recipient.

       The Board may terminate, amend or modify the 1997 Plan from time to time in any respect without stockholder approval, unless the particular amendment or modification requires stockholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), or the rules and regulations of the exchange or system on which the Common Stock is listed or reported or pursuant to any other applicable laws, rules or regulations. Currently the Code regulations governing ISOs (as herein defined) require stockholder approval of any amendments which would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of securities which may be issued or (iii) materially modify the requirements as to eligibility for participation.

       The 1997 Plan will expire on December 31, 2007, unless sooner terminated by the Board.

Eligibility

       Employees of the Company and its subsidiaries who are deemed to be select employees ("Select Employees") by the Committee are eligible for Awards under the Plan. Select Employees include officers or other employees of the Company and its subsidiaries, who, in the opinion of the Committee, contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Unless specified below in the description of the particular Awards available under the 1997 Plan or in the 1997 Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each Agreement shall be determined by the Committee.

Certain Terms of Awards

       Options may be transferable to recipients' family members if authorized by the Committee.

       The 1997 Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code ("ISOs") and non-qualified stock options ("NQSOs") (collectively, "Options"). The terms applicable to such Options will be determined by the Committee, but an Option generally will not be exercisable after ten years from its grant. All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. All other Option terms will be determined by the Committee in its sole discretion.

       On November 17, 1997, the Committee authorized the issuance of Options for 100,000 shares of Common Stock, subject to the Stockholders' approval of the 1997 Plan, including Options for the following executive officers of the
Company:


           Gilbert V. Levin    -   10,000 shares
           M. Karen Levin      -   10,000 shares
           Richard C. Levin    -   10,000 shares
           Jeffrey W. Church   -   20,000 shares
           Raul Vera           -   10,000 shares

Shares Subject to the Plan

       Up to 400,000 shares of Common Stock may be issued under the 1997 Plan. Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the 1997 Plan. If any Award granted (for which no material benefits of ownership have been received, including dividends) terminates, expires or lapses for any reason other than as a result of being exercised, Common Stock subject to such Award will be available for further Awards to participants.

       In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

Change in Control

       In order to maintain all the participants' rights in the event of a change in control of the Company (that term being defined under the 1997 Plan), the Committee, as constituted before such change in control, in its sole discretion, may, as to any outstanding Award either at the time an Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any Award by the Company, upon the participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such change in control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

Certain Federal Income Tax Consequences

       Incentive Stock Options. An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the employer corporation in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

       However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below. For the Option to qualify as an ISO upon the optionee's death, the optionee must have been employed at the Company for at least three months before his or her death.

       To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in any calendar year exceeds $100,000 the Options will be treated as Options which are not ISOs, and the optionee will be taxed upon exercise of these excess Options in the same manner as on the exercise of NQSO, as described below.

       Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the Option was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income result therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount.

       The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of "tax preference" for the purposes of determining alternative minimum taxable income.

           Non-qualified Stock Options. A participant will not recognize income on the grant of a NQSO, but generally will recognize income upon the exercise of a NQSO. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that shares issued are either transferable or not subject to a substantial risk of forfeiture.

       If shares received on the exercise of a NQSO are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or not subject to a substantial risk of forfeiture.

       In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

       General. The rules governing the tax treatment of Awards that may be granted under the 1997 Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances.

       Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Effective Date

       If approved by the stockholders, the 1997 Stock Option Plan will be treated as effective as of November 17, 1997.

Vote Required

       The affirmative vote of the holders of a majority of the common stock represented in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to ratify and approve the 1997 Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE BIOSPHERICS
                      INCORPORATED 1997 STOCK OPTION PLAN.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                           (Item 3 on the Proxy Card)

       The Board of Directors has reappointed the firm of Coopers & Lybrand L.L.P. to be the Company's independent accountants for the year 1998 and recommends that Stockholders vote "FOR" ratification of that appointment. The Company is advised that no member of the firm of Coopers & Lybrand L.L.P. has any interest, financial or otherwise, direct or indirect, in the Company. A representative from Coopers & Lybrand L.L.P. will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions. If the Stockholders, by the affirmative vote of a majority of the shares of Common Stock represented at the Meeting, do not ratify the selection of Coopers & Lybrand L.L.P., the selection of independent accountants will be reconsidered by the Board of Directors.

                                 OTHER BUSINESS
                           (Item 4 on the Proxy Card)

       As of the date of this statement, the management of Biospherics Incorporated has no knowledge of any business that may be presented for consideration at the Meeting, other than that described above. As to other business, if any, that may properly come before the Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

                              SHAREHOLDER PROPOSALS

       Shareholders intending to present a proposal at the 1999 Annual Meeting of Stockholders must submit such proposals to the Company at 12051 Indian Creek Court, Beltsville, MD 20705, no later than December 15, 1998.

                       BY ORDER OF THE BOARD OF DIRECTORS,
                       M. Karen Levin, Corporate Secretary

                                                                    ATTACHMENT A

                            BIOSPHERICS INCORPORATED
                             1997 STOCK OPTION PLAN

                                    ARTICLE 1
                       Establishment, Purpose and Duration

         1.1 Establishment of the Plan. Biospherics Incorporated hereby establishes a stock option plan to be known as the "1997 Stock Option Plan" as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options and Non-Qualified Stock Options. The Plan was adopted by the Board of Directors on, and shall become effective, as of November 17, 1997 (the "Effective Date"), subject to the approval of the stockholders of the Company in accordance with applicable laws. Awards may be granted prior to stockholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the stockholders.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Select Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in stockholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of Select Employees upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein, until December 31, 2007 (the "Term"), at which time it shall terminate, except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

                                    ARTICLE 2
                                   Definitions

         2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

             (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

             (b) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

             (c) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options or Non-Qualified Stock Options.

             (d) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

             (e) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

             (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

             (g) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

             (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14 (d) (2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities") . Notwithstanding the foregoing, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by, or benefit distribution from, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition pursuant to any compensatory stock option or stock purchase plan for employees, (E) any acquisition or ownership by Gilbert V. Levin or Karen M. Levin, or (F) any acquisition pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B), and (C) of subsection (3) of this Section 2.1(g) are satisfied; or

             (2) Individuals who, as of the Effective Date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (with his or her predecessor thereafter ceasing to be a member); or

             (3) Approval by the stockholders of the Company of the reorganization, merger or consolidation of the Company unless, following such reorganization, merger, or consolidation, (A) more than 60% of the then outstanding shares of common stock and the then outstanding voting securities of the resulting corporation is then beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger, or consolidation, (B) no Person (excluding (I) the Company, (II) any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, or consolidation, and (III) any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the resulting corporation, and (C) at least a majority of the members of the board of directors of the resulting corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, or consolidation; or

             (4) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which following such sale or other disposition, (I) more than 60% of the outstanding shares of common stock and the then outstanding voting securities of such corporation is beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or disposition; (II) no Person (excluding (x) the Company, (y) any employee benefit plan (or related trust) of the Company or such corporation and (z) any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of such corporation, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of the assets of the corporation.

             (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             (i) "Committee" means the Compensation Committee of the Board as long as such Compensation Committee is composed solely of at least two (2) non-employee directors; in the event the Compensation Committee does not have the above-described composition, Board of Directors shall select a separate stock option committee which shall be composed solely of at least two (2) non-employee directors and such stock option committee shall constitute the "committee" hereunder.

             (j) "Company" means Biospherics Incorporated, or any successor thereto as provided in Article 12 herein.

             (k) "Fair Market Value" of a Share means the closing sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by NASDAQ, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

             (l) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

             (m) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not an Incentive Stock Option.

             (n) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

             (o) "Participant" means a Select Employee who receives an Award under the Plan.

             (p) "Person" shall have the meaning ascribed to such term in section 3 (a) (9) of the Exchange Act and used in Sections 13 (d) and 14 (d) thereof, including a "group" as defined in Section 13(d).

             (q) "Plan" means the 1997 Stock Option Plan, as described herein and as hereafter from time to time amended.

             (r) "Select Employee" means an officer or other employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

             (s) "Stock" or "Shares" means the Common Stock of the Company.

             (t) "Subsidiary" shall mean a corporation, at least 50% of the total combined voting power of all classes of capital stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

                                    ARTICLE 3
                                 Administration

         3.1 The Committee. Subject to the Board's right to retain administration of the Plan, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         3.2 Delegation of Certain Duties. The Committee may in its sole discretion delegate all or part of its duties and obligations to designated officer(s) to administer the Plan with respect to Awards to Select Employees.

         3.3 Selection of Select Employees. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Select Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

         3.4 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

         3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                    ARTICLE 4
                            Stock Subject to the Plan

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 400,000. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 Delivery of Shares as Payment. In the event a Participant pays the Option price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

         4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

                                    ARTICLE 5
                                   Eligibility

         Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Select Employees.

                                    ARTICLE 6
                                  Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Select Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Select Employee; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Select Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in
Section 422 of the Code and rules and regulations thereunder.

         6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be within the provisions of Section 422 of the Code.

         6.3 Option Price. The exercise price per share of Stock covered by an Option shall be determined by the Committee subject to the following limitations. The Option price shall not be less than 50% of the Fair Market Value of such Stock on the Grant Date; provided, however, that the Option price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date for all Incentive Stock Options. In addition, an ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option price which is at least equal to 110% of the Fair Market Value of the Stock.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that (i) no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date and (ii) no ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall be exercisable later than the fifth (5th) anniversary date of its Award Date.

         6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Select Employees.

         6.6 Method of Exercise. An Option shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares which shall be deemed to include arrangements approved by the Committee for the delivery to the Company of the proceeds of a sale or margin loan in the case of a "cashless" exercise. The Option price shall be payable to the Company in full either in cash (including the proceeds of a cashless exercise in the Committee's discretion) , by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a stockholder until the date of exercise of the Options.

         6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable.

         6.8 Transferability of Options. The Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) other persons or entities permitted by the Committee; provided that (x) the agreement pursuant to which such Options are transferred must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited except those occasioned by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified herein.

                                    ARTICLE 7
                                Change in Control

         The Committee, as constituted before a Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions with respect to a Change in Control: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                    ARTICLE 8
                 Modification, Extension and Renewals of Awards

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan; provided, however, that the substituted Awards may not specify a lower exercise price than the surrendered Awards. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                    ARTICLE 9
               Amendment, Modification and Termination of the Plan

         9.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, by NASDAQ or any other exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

         9.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 10
                                   Withholding

         10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

         10.2 Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE 11
                                   Successors

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE 12
                                     General

         12.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

         12.2 Effect of Plan. The establishment of the Plan shall not confer upon any Select Employee any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Select Employee, nor is it a contract between the Company or any of its Subsidiaries and any Select Employee. Participation in the Plan shall not give any Select Employee any right to be retained in the service of the Company or any of its Subsidiaries.

         12.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

         12.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

         12.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         Approved by Biospherics Board of Directors on November 17, 1997.

                                              /s/ Gilbert V. Levin
                                              --------------------------------
                                              Gilbert V. Levin, Chair




                                              /s/ Lionel V. Baldwin
                                              --------------------------------
                                              Lionel V. Baldwin, Chair
                                              Compensation Committee

ATTEST:

/s/ Karen M. Levin        (SEAL)
--------------------------------
Karen M. Levin, Secretary

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                          Annual Meeting of Stockholders
                     BIOSPHERICS -REGISTERED- INCORPORATED

                                   May 15, 1998



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
A /x/ Please mark your
      votes as in this
      box.



            FOR all nominees           WITHHOLD
             listed to right           AUTHORITY
          (except as market to       to vote for all                                                           FOR  AGAINST ABSTAIN
           the contrary below)   nominees listed at right  Nominees: L.V. Baldwin  2. PROPOSAL TO APPROVE THE  /  /   /  /   /  /
1. ELECTION                                                          D.A. Blake       BIOSPHERICS INCORPORATED
   OF             /  /                  /  /                         J.W. Church      STOCK OPTION PLAN AS
   DIRECTORS                                                         A.B. Cleveland   APPROVED BY THE BOARD
                                                                     R.L. Colwell     OF DIRECTORS IN 1997.
INSTRUCTION: To withhold authority to vote for any                   G.S. Jenkins
individual nominee, strike a line through the nominee's              G.V. Levin    3. PROPOSAL TO RATIFY THE  /  /   /  /   /  /
name in the list to the right.                                       M.K. Levin       APPOINTMENT OF COOPERS
                                                                     A.S. MacLeod     & LYBRAND LLP as the
                                                                                      independent accountants
                                                                                      of the Corporation for
                                                                                      the fiscal year ending
                                                                                      December 31, 1998.

                                                                                             I plan to attend the Annual
                                                                                             Meeting in Beltsville, MD.     /  /
                                                                                             at 2:00 p.m. on May 15, 1998

                                                                                   This proxy will be voted as specified hereon.
                                                                                   If no indication to the contrary is made hereon,
                                                                                   this proxy will be voted for all nominees for
                                                                                   Directors listed in Proposal 1 and for Proposals
                                                                                   2 and 3. BIOSPHERICS' DIRECTORS RECOMMEND A FOR
                                                                                   VOTE ON EACH ITEM, AND SHARES WILL BE SO VOTED
                                                                                   UNLESS OTHERWISE INDICATED.


________________________________________  _________________________  ______________________ Dated __________, 1998
  PLEASE SIGN HERE AND RETURN PROMPTLY     PLEASE PRINT YOUR NAME    NUMBER OF SHARES VOTED

NOTE: If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.


--------------------------------------------------------------------------------

                       BIOSPHERICS -REGISTERED- INCORPORATED
                            BOARD OF DIRECTORS PROXY
                         ANNUAL MEETING OF STOCKHOLDERS

    Gilbert V. Levin and M. Karen Levin, Corporate Secretary, each with the power of substitution, are hereby appointed Proxies of the undersigned to vote all shares of Common Stock of Biospherics Incorporated owned by the undersigned at the Annual Meeting of Stockholders, to be held at the Company headquarters, 12051 Indian Creek Court, Beltsville, Maryland, on May 15, 1998, at 2:00 p.m. EDT, or any adjournment thereof, upon the proposals set forth on the reverse and, in their discretion, upon all other matters as may properly be brought before the meeting.

         (Continued and to be signed on the reverse side.)